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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Printronix Inc.
Irvine, California

We consent to the incorporation by reference in the Registration Statements on Form S-8 Nos. 33-83156, 333-92791, 333-50924, 333-74260 and 333-103311 of
Printronix, Inc. of our report dated April 27, 2004, relating to the consolidated financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.

                                                BDO SEIDMAN, LLP

Costa Mesa, California
June 23, 2004